UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

NEUROPACE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40337	22-3550230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 N. Bernardo Avenue Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

(650) 237-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NPCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

As previously announced, on January 28, 2025, NeuroPace, Inc. (the “Company”) hosted an in-person and virtual Investor Day, which highlighted the Company’s market, product and clinical development strategies and announced financial guidance for the year ending December 31, 2025. A replay will be posted to the Events section of the Company’s investor relations website.

In its presentation, the Company also reaffirmed its preliminary financial results, including unaudited revenue for the fourth quarter and year ended December 31, 2024, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2025. The Company also provided preliminary expectations on gross margin and operating expenses for the year ended December 31, 2024. These preliminary estimates are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2024, and have not been audited, reviewed, or compiled by its independent registered public accounting firm. The Company’s actual results may differ from these estimates due to the completion of the Company’s year-end closing and auditing procedures.

The foregoing information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On January 28, 2025, the Company issued a press release announcing the Company’s financial guidance for the year ending December 31, 2025 and long-range plans. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The Company has posted a copy of the Investor Day presentation to the Events section of its investor relations website.

Item 8.01	Other Events.

During the Investor Day presentation, the Company provided the following clinical and product development updates:

Post-Approval Trial

The Company announced primary effectiveness endpoint data at three years from the Company’s FDA-required, five-year post-approval, multicenter study in adults with focal epilepsy. Of the 324 patients in the trial across 32 participating centers, 271 patients completed three years in the study and 255 patients provided complete seizure data. The data showed that:

•	efficacy improved over time, with 62.5% median seizure reduction at 6 months after implant (n=314) and an 82.0% median seizure reduction at 36 months after implant (n=255);

•	42.5% of patients experienced a period of seizure-freedom for at least 6 months; and

•	22% of patients were seizure free for at least 1 year.

Results have been submitted for presentation at the American Academy of Neurology April 5-9, 2025.

NAUTILUS Pivotal Trial

NAUTILUS is a pivotal, prospective single-blind, multi-center, randomized clinical trial to evaluate neuromodulation therapy as an adjunctive therapy for the treatment of drug-resistant idiopathic generalized epilepsy in individuals 12 year of age or older.

•	The Company has completed patient implants with 87 implanted across 23 centers.

•

NAUTILUS is on track to complete the required one-year follow-up of patients, with all follow-up visits expected to be completed by March 2025. Data lock and subsequent trial data analysis are expected to commence in the second quarter of 2025.

•

The Company plans to use this data to support its expected expanded label submission to the FDA in the second half of 2025 and it anticipates the final patient two-year completion in the first half of 2026.

Response Study

•

The Company announced its collaboration with the National Evaluation System for Health Technology (“NEST”) and the FDA to pursue the use of real-world data from the Pediatric Epilepsy Research Consortium (“PERC”) to support the Company’s planned expanded label submission to the FDA in the second half of 2025, for the use of the RNS System in pediatric focal epilepsy.

Additional Product Development

•

The Company announced that in 2025 it plans to release its first AI-powered electrographic seizure classifier tool as a part of the Patient Data Management System (“PDMS”) component of the RNS System. With this tool, the Company anticipates bringing greater efficiency in physician identification of electrographic seizures in patients.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and Private Securities Litigation Reform Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “plans,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements regarding: preliminary financial results for the fourth fiscal quarter and full year 2024; the Company’s current expectations with respect to its clinical development programs, including progress and timing of the NAUTILUS pivotal trial and related regulatory submission, and the Company’s collaboration with NEST and the FDA for the potential use of PERC’s data in a regulatory submission for pediatric focal epilepsy; and the Company’s planned release of a new PDMS feature. Actual results or events could differ materially from the plans and expectations disclosed in these forward-looking statements as a result of various factors, including: actual operating results may differ significantly from any guidance provided; uncertainties related to market acceptance and adoption of the RNS System; uncertainties inherent in the progress and completion of clinical trials and clinical development of the RNS System; risks related to regulatory compliance and expectations for regulatory approvals to expand the market for the Company’s RNS System; uncertainties related to product development and associated timelines; and other important factors. These and other risks and uncertainties include those described more fully in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in ’s public filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 12, 2024, as well as any other reports that it may file with the SEC in the future. Forward-looking statements contained in this Current Report on Form 8-K are based on information available to the Company as of the date hereof. The Company undertakes no obligation to update such information except as required under applicable law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuroPace, Inc.

Dated: January 28, 2025	By:	/s/ Rebecca Kuhn
Rebecca Kuhn
Chief Financial Officer and Vice President, Finance and Administration